UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

YETI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway
Austin, Texas 78735
(Address of principal executive offices, including zip code)
(Registrant's telephone number, including area code): (512) 394-9384
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 25, 2021, YETI Holdings, Inc. filed a Form 8-K to report certain events under Item 5.07. Due to an inadvertent error, the submission header coding referred erroneously to Item 9.01 and not to Item 5.07. For the convenience of readers of our reports, this Form 8-K/A is being filed to correct the submission header coding. The content of this Form 8-K/A is otherwise identical to the content of the Form 8-K filed on May 25, 2021.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2021, YETI Holdings, Inc. ("YETI") held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on the record date of March 24, 2021, there were 87,239,041 shares of YETI’s common stock outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the following proposals were submitted to a vote of YETI’s stockholders, with the final voting results indicated below:

Proposal 1 — Election of Three Class III Directors. YETI’s stockholders elected the following three directors to serve as Class III directors for a term of three years ending at the 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

	For	Withheld	Broker Non-Votes
Tracey D. Brown	74,889,220	1,324,510	5,433,262
Alison Dean	75,579,327	634,403	5,433,262
David L. Schnadig	51,231,993	24,981,737	5,433,262

Proposal 2 — Approval, on an advisory basis, of the compensation paid to our named executive officers. YETI’s stockholders approved, by a non-binding advisory vote, the compensation paid to YETI's named executive officers.

For	Against	Abstained	Broker Non-Votes
73,435,042	2,670,695	107,993	5,433,262

Proposal 3 — Ratification of the Appointment of PricewaterhouseCoopers LLP as YETI’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 1, 2022. YETI’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending January 1, 2022.

For	Against	Abstained
81,504,787	61,988	80,217
There were no broker non-votes with respect to Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: May 26, 2021	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President, General Counsel and Secretary